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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Form S-4 Registration Statement File No. 333-50840.


                                           /S/ ARTHUR ANDERSEN LLP
                                           .....................................
                                           ARTHUR ANDERSEN LLP


December 21, 2000
New York, New York